                                                                   EXHIBIT 10.13


                                                                  EXECUTION COPY


                                 FIRST AMENDMENT

          FIRST AMENDMENT, dated as of December 13, 2001 (this "Amendment"), to the Credit Agreement, dated as of July 19, 2001 (such Credit Agreement, as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COTT BEVERAGES INC. (f/k/a BCB USA Corp.), a Georgia corporation (the "U.S. Borrower"), COTT CORPORATION, a Canada corporation (the "Canadian Borrower"; together with the U.S. Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), LEHMAN BROTHERS INC., as advisor, lead arranger and book manager, FIRST UNION NATIONAL BANK, as syndication agent, working capital term loan facility agent and as revolving credit facility agent, BANK OF MONTREAL, as Canadian Administrative Agent, and LEHMAN COMMERCIAL PAPER INC., as General Administrative Agent (in such capacity, the "General Administrative Agent").


                              W I T N E S S E T H:
                              --------------------

          WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement;

          WHEREAS, the Lenders have agreed to amend the Credit Agreement, but only upon the terms and subject to the conditions set forth below;

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Agents hereby agree as follows:

          1. Definitions. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

          2.   Amendment of Section 1.1 (Defined Terms).

               (a) Section 1.1 of the Credit Agreement is amended by adding the following defined terms in proper alphabetical order:

                    "Vending Machine Assets": the vending machine assets and related receivables owned by the U.S. Borrower.

                    "Vending Machine Subsidiary": a Subsidiary of the U.S. Borrower created to acquire ownership of the Vending Machine Assets.

               (b) The definition of "Subsidiary" is amended by deleting the first sentence of such definition and substituting in lieu thereof the following:

                    "Subsidiary": as to any Person, (a) any corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned by such Person and (b) any entity which is required under GAAP to be consolidated with such Person.

          3.   Amendment of Section 9.2 (Limitation on Indebtedness). Section
9.2 is hereby amended by:

               (a)  deleting the word "and" at the end of paragraph (e) thereof,

               (b) deleting the period at the end of paragraph (f) thereof and substituting therefor "; and" and

               (c) adding at the end of Section 9.2, the following new paragraph (g) to read in its entirety as follows:

                    "(g) guarantees to or in favor of co-packers and other
               suppliers permitted under Section 9.8(j).".

          4.   Amendment of Section 9.5 (Limitation on Disposition of Property).
Section 9.5 is hereby amended by:

               (a) adding the words "and any Investment permitted by Section 9.8" to paragraph (h) thereof immediately following the words "any Restricted Payment permitted by Section 9.6";

               (b)  deleting the word "and" at the end of paragraph (h) thereof;

               (c)  adding the word "and" and the end of paragraph (i) thereof;
and

               (d)  adding at the end of Section 9.5 the following new paragraph
(j) to read in its entirety as follows:

                    "(j) the Disposition of the Vending Machine Assets to the
               Vending Machine Subsidiary.".

          5. Amendment of Section 9.8 (Limitation on Investments). Section 9.8 of the Credit Agreement is amended by:

               (a) adding after paragraph (l) the following new paragraph (m) to read in its entirety as follows:

                    "(m) Investments in the Vending Machine Subsidiary
               constituted by the Disposition of the Vending Machine Assets pursuant to Section 9.5(j);"; and

               (b) making current paragraph (m) a new paragraph (n) and adding the word "Restricted" before the word "Subsidiaries" in the second line of new paragraph (n).

          6. Amendment of Section 9.10 (Limitation on Transactions with Affiliates). Section 9.10 of the Credit Agreement is amended by adding the following words immediately preceding clause (a):

               "(i) a Restricted Payment permitted by Section 9.6 or (ii)"

          7. Release of Security Interests. The General Administrative Agent is authorized and directed by the Lenders to release any security interest created by the Security Documents in the Vending Machine Assets, upon the Disposition thereof to the Vending Machine Subsidiary.

          8. Representations; No Default. On and as of the date hereof, and after giving effect to this Amendment, (a) the Borrowers certify that no Default or Event of Default has occurred or is continuing, and (b) the Borrowers confirm, reaffirm and restate that the representations and warranties set forth in Section 6 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects, provided that the references to the Credit Agreement therein shall be deemed to be references to this Amendment and to the Credit Agreement as amended by this Amendment.

          9. Conditions to Effectiveness. This Amendment shall become effective on and as of the date that:

               (a) the General Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of each of the Borrowers; and

               (b) the General Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto, from Lenders whose consent is required pursuant to Section 12.1 of the Credit Agreement.

          10. Limited Consent and Amendment. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          11. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          12. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                          COTT CORPORATION


                                          By: /s/ Catherine Brennan
                                              ----------------------------------
                                              Name:  Catherine Brennan
                                              Title: VP Treasurer


                                          COTT BEVERAGES INC.
                                          (f/k/a BCB USA Corp.)


                                          By: /s/ Catherine Brennan
                                              ----------------------------------
                                              Name:  Catherine Brennan
                                              Title: VP Treasurer


                                          FIRST UNION NATIONAL BANK,
                                          as Syndication Agent and as Working
                                          Capital Facility Agent


                                          By: /s/ David J.C. Silander
                                              ----------------------------------
                                              Name:  David J.C. Silander
                                              Title: Vice President


                                          BANK OF MONTREAL,
                                          as Canadian Administrative Agent


                                          By: /s/ Sid Levin
                                              ----------------------------------
                                              Name:  Sid Levin
                                              Title: Managing Director


                                          LEHMAN COMMERCIAL PAPER INC.,
                                          as General Administrative Agent


                                          By: /s/ G. Andrew Keith
                                              ----------------------------------
                                              Name:  G. Andrew Keith
                                              Title: Authorized Signatory

                                                                       EXHIBIT A
                              LENDER CONSENT LETTER

                                COTT CORPORATION
                               COTT BEVERAGES INC.
                                CREDIT AGREEMENT
                            DATED AS OF JULY 19, 2001



To:  Lehman Commercial Paper Inc.
     3 World Financial Center
     New York, New York  10285

Ladies and Gentlemen:

          Reference is made to the Credit Agreement, dated as of July 19, 2001 (such Credit Agreement, as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COTT BEVERAGES INC. (f/k/a BCB USA Corp.), a Georgia corporation (the "U.S. Borrower"), COTT CORPORATION, a Canada corporation (the "Canadian Borrower"; together with the U.S. Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), LEHMAN COMMERCIAL PAPER INC., as General Administrative Agent, and others. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

          The Borrowers have requested that the Lenders consent to amend the Credit Agreement on the terms described in the Amendment to which a form of this Lender Consent Letter is attached as Exhibit A (the "Amendment").

          Pursuant to Section 12.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Agents of the Amendment.

                                          Very truly yours,


                                          --------------------------------------
                                          (NAME OF LENDER)


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


Dated as of December __, 2001

                                                                  EXECUTION COPY


                                SECOND AMENDMENT

          SECOND AMENDMENT, dated as of December 19, 2001 (this "Second Amendment"), to the Credit Agreement, dated as of July 19, 2001 (such Credit Agreement, as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COTT BEVERAGES INC. (f/k/a BCB USA Corp.), a Georgia corporation (the "U.S. Borrower"), COTT CORPORATION, a Canada corporation (the "Canadian Borrower"; together with the U.S. Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), LEHMAN BROTHERS INC., as advisor, lead arranger and book manager, FIRST UNION NATIONAL BANK, as syndication agent, working capital term loan facility agent and as revolving credit facility agent, BANK OF MONTREAL, as Canadian Administrative Agent, and LEHMAN COMMERCIAL PAPER INC., as General Administrative Agent (in such capacity, the "General Administrative Agent").


                              W I T N E S S E T H:
                              --------------------

          WHEREAS, the U.S. Borrower will issue and sell senior subordinated notes, the proceeds of which will be used by the Canadian Borrower to redeem the securities outstanding under the Indentures;

          WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Credit Agreement in connection with the forgoing; and

          WHEREAS, the Lenders have agreed to amend the Credit Agreement, but only upon the terms and subject to the conditions set forth below;

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Agents hereby agree as follows:

          1. Definitions. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

          2. Amendment of Section 1.1 (Defined Terms). (a) Section 1.1 of the Credit Agreement is amended by adding the following defined terms in proper alphabetical order:

               "Additional Collateral Effective Date": the date on which the actions specified in Section 8.10(c) have been completed.

               "Amended and Restated Guarantee and Collateral Agreement": the Amended and Restated Guarantee and Collateral Agreement to be entered into pursuant to Section 8.10(c), which shall amend and restate the Guarantee and Collateral Agreement entered into on the Closing Date; from and after the Additional Collateral Effective Date, the Amended and Restated Guarantee and Collateral Agreement shall become the "Guarantee and Collateral Agreement" for all purposes of this Agreement and the other Loan Documents.

               "Canadian Borrower Securities": the Canadian Borrower's 9-3/8% Senior Notes due 2005 and the Canadian Borrower's 8-1/2% Senior Notes due 2007, which are outstanding pursuant to the Indentures and are being redeemed in connection with the Second Amendment Effective Date.

               "Foreign Subsidiary": any Subsidiary of either Borrower organized under the laws of any jurisdiction outside the United States or Canada, other than any such Subsidiary that has elected to be treated as a branch for U.S. income tax purposes.

               "Guarantors": the collective reference to (a) each of the Canadian Borrower and the U.S. Borrower, in each case in its capacity as guarantor under the Initial Guarantee or the Amended and Restated Guarantee and Collateral Agreement, as the case may be, and (b) each Subsidiary Guarantor.

               "Initial Guarantee": the Guarantee, substantially in the form of Exhibit B, to be entered into on the Second Amendment Effective Date. The Initial Guarantee shall be replaced by the Amended and Restated Guarantee and Collateral Agreement when such agreement is entered into and becomes effective pursuant to Section 8.10(c).

               "New U.S. Revolving Credit Lender": as defined in Section 2.4A.

               "Obligations": the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to either Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans, the Reimbursement Obligations and all other obligations and liabilities of either Borrower to any Agent or to any Lender or any Qualified Counterparty, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Specified Hedge Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to any Agent or to any Lender that are required to be paid by either Borrower pursuant hereto) or otherwise; provided, that (i) obligations of the U.S. Borrower under any Specified Hedge Agreement shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (ii) any release of Collateral or Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under Specified Hedge Agreements.

               "Qualified Counterparty": with respect to any Specified Hedge Agreement, any counterparty thereto that, at the time such Specified Hedge Agreement was entered into, was a Lender or an affiliate of a Lender.

               "Second Amendment": the Second Amendment to this Agreement, dated as of December 19, 2001.

               "Second Amendment Effective Date": as defined in the Second Amendment.

               "Senior Subordinated Note Indenture": the Indenture entered into by the U.S. Borrower, as issuer, and certain of its Subsidiaries and the Canadian Borrower and certain of its Subsidiaries in connection with the issuance of the Senior Subordinated Notes, together with all instruments and other agreements entered into by the Borrower or such Subsidiaries in connection therewith, all of which shall be in form and substance reasonably satisfactory to the General Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 9.18.

               "Senior Subordinated Notes": the Senior Subordinated Notes to be issued pursuant to the Senior Subordinated Note Indenture.

               "Specified Hedge Agreement": any Hedge Agreement entered into by
          (a) the U.S. Borrower and (b) any Lender or any affiliate thereof, as counterparty.

               "Subsidiary Guarantor": each Restricted Subsidiary (other than a Foreign Subsidiary), in its capacity as a guarantor pursuant to the Initial Guarantee or the Amended and Restated Guarantee and Collateral Agreement, as the case may be.

               "U.S. Revolving Credit Commitment Increase Notice": as defined in
          Section 2.4A.

               "U.S. Revolving Credit Offered Increase Amount": as defined in
          Section 2.4A.

               "U.S. Revolving Credit Re-Allocation Date": as defined in Section 2.4A.

          (b) The following defined terms and definitions contained Section 1.1 of the Credit Agreement are amended to read as follows:

               "Consolidated Fixed Charges": for any period, the sum (without duplication) of (a) Consolidated Interest Expense of the Canadian Borrower and its Subsidiaries for such period, (b) provision for cash income taxes made by the Canadian Borrower or any of its Subsidiaries on a consolidated basis in respect of such period and (c) scheduled payments made during such period on account of principal of Indebtedness of the Canadian Borrower or any of its Subsidiaries (including scheduled principal payments in respect of the Term Loans due before September 30, 2006, but excluding (i) any other scheduled payments in respect of Indebtedness under this Agreement and (ii) the principal amount of the Canadian Borrower Securities deposited with the trustees under the Indentures on the Second Amendment Effective Date for use in redemption in full of the Canadian Borrower Securites).

               "Consolidated Interest Expense": of any Person for any period, total cash interest expense (including that attributable to Capital Lease Obligations) of such Person and its Subsidiaries for such period with respect to all outstanding Indebtedness of such Person and its Subsidiaries (including, without duplication, the net costs or benefits of such Person under Hedge Agreements in respect of interest rates to the extent such net costs or benefits are allocable to such period in accordance with GAAP); provided, that for purposes of the definitions of Consolidated Interest Coverage Ratio and Consolidated Fixed Charges in this Section 1.1, "Consolidated Interest Expense" shall exclude the amount of redemption premium paid with respect to the redemption of the Canadian Borrower Securities in connection with the Second Amendment Effective Date.

               "Consolidated Total Funded Debt": at any date, the aggregate principal amount of all Funded Debt of the Canadian Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP; provided, that from and after the time at which the Canadian Borrower has irrevocably deposited with the trustees under the Indentures funds sufficient to redeem in full the Canadian Borrower Securities (including funds sufficient to pay all redemption premium and interest in respect thereof), the Indebtedness outstanding under the Canadian Borrower Securities shall not constitute Consolidated Total Funded Debt for purposes of this Agreement.

               "Hedge Agreements": all interest rate or currency swaps, caps or collar agreements, foreign exchange agreements, commodity contracts or similar arrangements entered into by the U.S. Borrower or its Subsidiaries providing for protection against fluctuations in interest rates, currency exchange rates, commodity prices, or for the exchange of nominal interest obligations, either generally or under specific contingencies, including, without limitation, and such agreements providing for the exchange of floating rate interest amounts for fixed rate interest amounts, or the exchange of fixed rate interest amounts for floating rate interest amounts.

          3. Amendment of Section 2 (Amount and Terms of U.S. Facility Commitments). Section 2 of the Credit Agreement is hereby amended by inserting between Sections 2.4 and 2.5 the following Section 2.4A:

               "2.4A U.S. Revolving Credit Commitment Increases. (a) In the event that the U.S. Borrower wishes to increase the aggregate U.S. Revolving Credit Commitments at any time when no Default or Event of Default has occurred and is continuing, it shall notify the General Administrative Agent in writing of the amount (the "U.S. Revolving Credit Offered Increase Amount") of such proposed increase (such notice, a "U.S. Revolving Credit Commitment Increase Notice"). The U.S. Borrower may, at its election, (i) offer one or more of the Lenders the opportunity to provide all or a portion of the U.S. Revolving Credit Offered Increase Amount pursuant to paragraph (c) below and/or (ii) with the consent of the General Administrative Agent (which consent shall not be unreasonably withheld), offer one or more additional banks, financial institutions or other entities the opportunity to provide all or a portion of the U.S. Revolving Credit Offered Increase Amount pursuant to paragraph (b) below. The U.S. Revolving

          Credit Commitment Increase Notice shall specify which Lenders and/or banks, financial institutions or other entities the U.S. Borrower desires to provide such U.S. Revolving Credit Offered Increase Amount. The U.S. Borrower or, if requested by the U.S. Borrower, the General Administrative Agent will notify such Lenders, and/or banks, financial institutions or other entities of such offer.

               (b) Any additional bank, financial institution or other entity which the U.S. Borrower selects to offer participation in the increased U.S. Revolving Credit Commitments and which elects to become a party to this Agreement and obtain a U.S. Revolving Credit Commitment in an amount so offered and accepted by it pursuant to
          Section 2.4A(a)(ii) shall execute a New Lender Supplement with the U.S. Borrower and the General Administrative Agent, substantially in the form of Exhibit L, whereupon such bank, financial institution or other entity (herein called a "New U.S. Revolving Credit Lender") shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, provided that the U.S. Revolving Credit Commitment of any such New U.S. Revolving Credit Lender shall be in an amount not less than U.S. $5,000,000.

               (c) Any Lender which accepts an offer to it by the U.S. Borrower to increase its U.S. Revolving Credit Commitment pursuant to Section 2.4A(a)(i) shall, in each case, execute a Commitment Increase Supplement with the U.S. Borrower and the General Administrative Agent, substantially in the form of Exhibit M, whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its U.S. Revolving Credit Commitment as so increased.

               (d) If any bank, financial institution or other entity becomes a New U.S. Revolving Credit Lender pursuant to Section 2.4A(b) or any Lender's U.S. Revolving Credit Commitment is increased pursuant to
          Section 2.4A(c), additional U.S. Revolving Credit Loans made on or after the effectiveness thereof (the "U.S. Revolving Credit Re-Allocation Date") shall be made pro rata based on the U.S. Revolving Credit Percentages in effect on and after such U.S. Revolving Credit Re-Allocation Date (except to the extent that any such pro rata borrowings would result in any Lender making an aggregate principal amount of U.S. Revolving Credit Loans in excess of its U.S. Revolving Credit Commitment, in which case such excess amount will be allocated to, and made by, such New U.S. Revolving Credit Lenders and/or Lenders with such increased U.S. Revolving Credit Commitments to the extent of, and pro rata based on, their respective U.S. Revolving Credit Commitments otherwise available for U.S. Revolving Credit Loans), and continuations of Eurodollar Loans outstanding on such U.S. Revolving Credit Re-Allocation Date shall be effected by repayment of such Eurodollar Loans on the last day of the Interest Period applicable thereto and the making of new Eurodollar Loans pro rata based on such new U.S. Revolving Credit Percentages. In the event that on any such U.S. Revolving Credit Re-Allocation Date there is an unpaid principal amount of U.S. Base Rate Loans, the U.S. Borrower shall make prepayments thereof and borrowings of U.S. Base Rate Loans so that, after giving effect thereto, the U.S. Base Rate Loans outstanding are held pro rata based on such new U.S. Revolving Credit Percentages. In the event that on any such U.S. Revolving Credit Re-Allocation Date there is an unpaid principal amount of Eurodollar Loans, such Eurodollar Loans shall remain outstanding with the respective holders thereof until the expiration of their respective Interest Periods (unless the U.S. Borrower elects to prepay any thereof in accordance with the applicable provisions of this Agreement), and interest on and repayments of such Eurodollar Loans will be paid thereon to the respective Lenders holding such Eurodollar Loans pro rata based on the respective principal amounts thereof outstanding.

               (e) Notwithstanding anything to the contrary in this Section 2.4A, (i) in no event shall any transaction effected pursuant to this
          Section 2.4A increase the aggregate U.S. Revolving Credit Commitments by more than U.S. $75,000,000, (ii) the U.S. Revolving Credit Commitments may not be increased in any transaction effected pursuant to this Section 2.4A by more than U.S. $25,000,000 prior to the Additional Collateral Effective Date, and (iii) no Lender shall have any obligation to increase its U.S. Revolving Credit Commitment unless it agrees to do so in its sole discretion.

               (f) The effectiveness of any increase in U.S. Revolving Credit Commitments pursuant to this Section 2.4A shall be conditioned upon the receipt by the General Administrative Agent on or prior to the relevant U.S. Revolving Credit Re-Allocation Date, for the benefit of the Lenders, of (i) a legal opinion of counsel to the U.S. Borrower covering such matters as are customary for transactions of this type and such other matters as may be reasonably requested by the General Administrative Agent and (ii) certified copies of resolutions of the U.S. Borrower authorizing the U.S. Revolving Credit Offered Increase Amount."

               Amendment of Section 6.19 (Security Documents) Section 6.19 of the Credit Agreement is hereby amended, effective on the Additional Collateral Effective Date, to incorporate by reference in their entirety the representations and warranties set forth in each Security Document.

          4. Addition of Section 6.22. Section 6 of the Credit Agreement is hereby amended to add at the end thereof the following new Section 6.22:

               "6.22 Senior Indebtedness. The Obligations constitute "Senior Debt" within the meaning of the Senior Subordinated Note Indenture.


          5.   Amendment of Section 8.10 (Additional Collateral, etc.). Section
8.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

               "8.10 Additional Collateral, etc. (a) With respect to any personal Property acquired after the Additional Collateral Effective Date by either Borrower or any Restricted Subsidiary other than a Foreign Subsidiary (other than (x) any Property described in paragraph
          (b) of this Section and (y) any Property subject to a Lien expressly permitted by Section 9.3(g)) as to which the General Administrative Agent, for the benefit of the Lenders, does not have a perfected Lien, promptly (i) execute and deliver to the General Administrative Agent such amendments to the Guarantee and Collateral Agreement or such other documents as the General Administrative Agent deems necessary or advisable to grant to the General Administrative Agent, for the benefit of the Lenders, a security interest in such Property and (ii) take all such actions as are necessary or advisable to grant to the General Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in such Property, including without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or as may be requested by the General Administrative Agent.

               (b) With respect to any new Restricted Subsidiary (other than any Restricted Subsidiary that is a Foreign Subsidiary) created or acquired after the Additional Collateral Effective Date (which, for the purposes of this paragraph, shall include any existing Subsidiary (other than a Foreign Subsidiary) that ceases to be an Unrestricted Subsidiary), by either Borrower or any Restricted Subsidiary, promptly
          (i) execute and deliver to the General Administrative Agent such amendments to the Guarantee and Collateral Agreement as the General Administrative Agent deems necessary or advisable to grant to the General Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Capital Stock of such new Subsidiary that is owned by either Borrower or any Restricted Subsidiary, (ii) deliver to the General Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of such Borrower or such Restricted Subsidiary, as the case may be, (iii) cause such new Restricted Subsidiary (A) to become a party to the Guarantee and Collateral Agreement and (B) to take such actions necessary or advisable to grant to the General Administrative Agent for the benefit of the Lenders a perfected first priority security interest in the Collateral described in the Guarantee and Collateral Agreement with respect to such new Restricted Subsidiary, including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or as may be requested by the General Administrative Agent, and (iv) if requested by the General Administrative Agent, deliver to the General Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the General Administrative Agent.

               (c)  On or before February 15, 2002:

                    (i) enter into, and cause each Subsidiary of each Borrower (other than any Foreign Subsidiary) to enter into, the Amended and Restated Guarantee and Collateral Agreement, which shall be in form and substance reasonably satisfactory to the General Administrative Agent and shall (x) contain a guarantee, in form and substance reasonably satisfactory to the General Administrative Agent, by the parties that are guarantors under the Initial Guarantee and (y) contain a grant by each of the Borrowers and each Subsidiary organized under the laws of any State of the United States of a security interest in substantially all personal property assets of each such grantor, as security for the obligations of such grantor under any Loan Document (provided that (1) in no event shall more than 65% of the total outstanding Capital Stock of any Foreign Subsidiary be required to be so encumbered and (2) all personal property of the Canadian Borrower and its Subsidiaries organized under the laws of Canada or any province thereof, other than Capital Stock of any Subsidiary incorporated under the laws of any State of the United States, shall be covered by the Canadian Security Documents described in the following clause (ii));

                    (ii) with respect to the Canadian Borrower and any of its
               Subsidiaries organized under the laws of Canada or any province thereof, enter into such security documents as shall be reasonably requested by the General Administrative Agent to grant to the General Administrative Agent a security interest in substantially all personal property assets of each such grantor (to the extent not covered by the Amended and Restated Guarantee and Collateral Agreement), as security for the obligations of each such grantor under the Loan Documents;

                    (iii) cause to be made all filings and recordings, and take all other actions, required by the Security Documents law to perfect the security interests granted pursuant to the foregoing clauses (i) and (ii) (provided, that to the extent that any of such filings, recordings or other actions cannot be completed by February 15, 2002, such filings, recordings or other actions shall be completed as promptly as practicable thereafter); and

                    (iv) cause to be delivered to the General Administrative
               Agent such legal opinions and corporate and other documents as the General Administrative Agent shall reasonably request with respect to the matters described in the foregoing clauses (i),
               (ii) and (iii).


               (e) On or before the Additional Collateral Effective Date, or as promptly as practicable thereafter, deliver to the General Administrative Agent updates to Schedules 6.19(a)-2 and 6.19(a)-3 and 6.19(b)-2 and 6.19(b)-3 (which shall be reasonably acceptable to the General Administrative Agent) updating the information set forth in such Schedules as of a date reasonably contemporaneous with the Additional Collateral Effective Date (and upon such delivery, such updated Schedules shall be substituted for the corresponding Schedules delivered on the Closing Date); and as promptly as practicable thereafter, procure the release of the additional financing statements listed in the updates of Schedules 6.19(a)-3 and 6.19(b)-3 delivered pursuant to Section 8.10(c).

          6. Deletion of Section 8.12. Section 8.12 of the Credit Agreement is deleted.

          7. Amendment of Section 9. Section 9 of the Credit Agreement is amended to read in its entirety as set forth in Exhibit B to this Second Amendment.

          8. Additional Exhibits. The Credit Agreement is hereby amended by adding Exhibit L (Form of New Lender Supplement), Exhibit M (Form of Commitment Increase Supplement) and Exhibit N (Form of Initial Guarantee), in each case in the forms attached to this Second Amendment.

          9. Representations; No Default. On and as of the date hereof, and after giving effect to this Second Amendment, (a) the Borrowers certify that no Default or Event of Default has occurred or is continuing, and (b) the Borrowers confirm, reaffirm and restate that the representations and warranties set forth in Section 6 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects, provided that the references to the Credit Agreement therein shall be deemed to be references to this Second Amendment and to the Credit Agreement as amended by this Second Amendment.

          10. Conditions to Effectiveness. This Second Amendment shall become effective on and as of the date (such date, the "Second Amendment Effective Date") that:

               (a) the General Administrative Agent shall have received counterparts of this Second Amendment, duly executed and delivered by a duly authorized officer of each of the Borrowers;

               (b) the General Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto, from Lenders whose consent is required pursuant to Section
          12.1 of the Credit Agreement;

               (c) the General Administrative Agent shall have received the Initial Guarantee, duly executed and delivered by each Borrower and each Restricted Subsidiary;

               (d) concurrently with the effectiveness hereof, (i) the U.S. Borrower shall have issued and sold $275,000,000 aggregate principal amount of Senior Subordinated Notes and (ii) irrevocably deposited with the trustees under the Indentures amounts sufficient to redeem in full the Canadian Borrower Securities (including amounts sufficient to pay interest and redemption premium);

               (e) the General Administrative Agent shall have received an executed legal opinion of (i) Drinker Biddle & Reath LLP, counsel to the Borrowers, (ii) Goodmans, Canadian counsel to the Canadian Borrower and certain of its Subsidiaries, and (iii) special Georgia counsel to the U.S. Borrower, in each case in form and substance satisfactory to the General Administrative Agent; and

               (f) the General Administrative Agent shall have received, for the account of each Lender executing this Second Amendment on or before December 19, 2001, a fee equal to .10% of the sum of such Lender's U.S. Revolving Credit Commitment, Canadian Revolving Credit Commitment and outstanding Term Loans.

          11. Limited Consent and Amendment. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect. This Second Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          12. Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          13. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                          COTT CORPORATION


                                          By: /s/ Raymond P. Silcock
                                              ----------------------------------
                                              Name:  Raymond P. Silcock
                                              Title: EVP


                                          COTT BEVERAGES INC.
                                          (f/k/a BCB USA Corp.)


                                          By: /s/ Raymond P. Silcock
                                              ----------------------------------
                                              Name:  Raymond P. Silcock
                                              Title: EVP


                                          FIRST UNION NATIONAL BANK,
                                          as Syndication Agent and as
                                          Working Capital Facility Agent


                                          By: /s/ David J.C. Silander
                                              ----------------------------------
                                              Name:  David J.C. Silander
                                              Title: Vice President


                                          BANK OF MONTREAL,
                                          as Canadian Administrative Agent


                                          By: /s/ Sid Levin
                                              ----------------------------------
                                              Name:  Sid Levin
                                              Title: Managing Director


                                          LEHMAN COMMERCIAL PAPER INC.,
                                          as General Administrative Agent


                                          By: /s/ G. Andrew Keith
                                              ----------------------------------
                                              Name:  G. Andrew Keith
                                              Title: Authorized Signatory

                                                                       EXHIBIT A

                              LENDER CONSENT LETTER

                                COTT CORPORATION
                               COTT BEVERAGES INC.
                                CREDIT AGREEMENT
                            DATED AS OF JULY 19, 2001



To:  Lehman Commercial Paper Inc.
     3 World Financial Center
     New York, New York  10285

Ladies and Gentlemen:

          Reference is made to the Credit Agreement, dated as of July 19, 2001 (such Credit Agreement, as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COTT BEVERAGES INC. (f/k/a BCB USA Corp.), a Georgia corporation (the "U.S. Borrower"), COTT CORPORATION, a Canada corporation (the "Canadian Borrower"; together with the U.S. Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), LEHMAN COMMERCIAL PAPER INC., as General Administrative Agent, and others. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

          The Borrowers have requested that the Lenders consent to amend the Credit Agreement on the terms described in the Second Amendment to which a form of this Lender Consent Letter is attached as Exhibit A (the "Second Amendment").

          Pursuant to Section 12.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Agents of the Second Amendment.

                                          Very truly yours,


                                          --------------------------------------
                                          (NAME OF LENDER)


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


Dated as of December __, 2001

                                                                    EXHIBIT L TO
                                                                CREDIT AGREEMENT


                          FORM OF NEW LENDER SUPPLEMENT

          SUPPLEMENT, dated December 21, 2001 to the Credit Agreement, dated as of July 19, 2001 (such Credit Agreement, as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COTT BEVERAGES INC. (f/k/a BCB USA Corp.), a Georgia corporation (the "U.S. Borrower"), COTT CORPORATION, a Canada corporation (the "Canadian Borrower"; together with the U.S. Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), LEHMAN COMMERCIAL PAPER INC., as General Administrative Agent, and others. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.


                              W I T N E S S E T H :
                              ---------------------

          WHEREAS, the Credit Agreement provides in Section 2.4A thereof that any bank, financial institution or other entity, although not originally a party thereto, may become a party to the Credit Agreement in accordance with the terms thereof by executing and delivering to the U.S. Borrower and the General Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

          WHEREAS, the undersigned was not an original party to the Credit Agreement but now desires to become a party thereto;

          NOW, THEREFORE, the undersigned hereby agrees as follows:

          1. The undersigned agrees to be bound by the provisions of the Credit Agreement, and agrees that it shall, on the date this Supplement is accepted by the U.S. Borrower and the Administrative Agent, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a U.S. Revolving Credit Commitment of $____________.

               (i) The undersigned (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 8.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it has made and will, independently and without reliance upon the General Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the General Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the General Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, without limitation, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 5.13 of the Credit Agreement.

               (ii) The undersigned's address for notices for the purposes of the Credit Agreement is as follows:

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

     IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                          [INSERT NAME OF LENDER]


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


Accepted this _____ day of

-------------------, ----.

COTT BEVERAGES INC. (f/k/a BCB USA Corp.)


By:
    ----------------------------------
    Name:
    Title:

Accepted this ____ day of

------------------, ----.

LEHMAN COMMERCIAL PAPER INC.,
as General Administrative Agent


By:
    ----------------------------------
    Name:
    Title:

                                                                    EXHIBIT M TO
                                                                CREDIT AGREEMENT

                                     FORM OF
                         COMMITMENT INCREASE SUPPLEMENT

          SUPPLEMENT, dated December 21, 2001 to the Credit Agreement, dated as of July 19, 2001 (such Credit Agreement, as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among COTT BEVERAGES INC. (f/k/a BCB USA Corp.), a Georgia corporation (the "U.S. Borrower"), COTT CORPORATION, a Canada corporation (the "Canadian Borrower"; together with the U.S. Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), LEHMAN COMMERCIAL PAPER INC., as General Administrative Agent, and others. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.


                              W I T N E S S E T H :
                              ---------------------

          WHEREAS, pursuant to the provisions of Section 2.4A of the Credit Agreement, the undersigned may increase the amount of its U.S. Revolving Credit Commitment in accordance with the terms thereof by executing and delivering to the U.S. Borrower and the General Administrative Agent a supplement to the Credit Agreement in substantially the form of this Supplement; and

          WHEREAS, the undersigned now desires to increase the amount of its U.S. Revolving Credit Commitment under the Credit Agreement;

          NOW THEREFORE, the undersigned hereby agrees as follows:

          The undersigned agrees, subject to the terms and conditions of the Credit Agreement, that on the date this Supplement is accepted by the U.S. Borrower and the General Administrative Agent it shall have its U.S. Revolving Credit Commitment increased by $____________, thereby making the amount of its U.S. Revolving Credit Commitment $_____________.

          IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                          [INSERT NAME OF LENDER]


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


Accepted this _____ day of

-------------------, ----.

COTT BEVERAGES INC. (f/k/a BCB USA Corp.)


By:
    ----------------------------------
    Name:
    Title:


Accepted this ____ day of

------------------, ----.

LEHMAN COMMERCIAL PAPER INC.,
as General Administrative Agent


By:
    ----------------------------------
    Name:
    Title: